                                                                    EXHIBIT 10.8

            FIRST AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT


     This First Amended and Restated Shareholder Rights Agreement (the "Agreement") is made as of this 16th day of November 1995 by and among MMC Networks, Inc., a California corporation (the "Company"), the purchasers of Series A Preferred Stock of the Company pursuant to that certain Series A Preferred Stock Purchase Agreement dated July 12, 1994 (the "Series A Agreement") between the Company and such purchasers (the "Series A Purchasers"), the purchasers of the Series B Preferred Stock of the Company pursuant to that certain Series B Preferred Stock Purchase Agreement dated of even date herewith (the "Series B Agreement") between the Company and such purchasers (the "Series B Purchasers") (the Series A Purchasers and the Series B Purchasers being collectively referred to herein as the "Purchasers") and Amos Wilnai, Alex Joffe and P.K. Dubey (the "Founders") and Dominion Fund III, a California Limited Partnership ("Dominion").


                                    Recitals
                                    --------

     A. Pursuant to the Series A Agreement, the Series A Purchasers have purchased shares of Series A Preferred Stock of the Company (the "Series A Preferred") and pursuant to the Series B Agreement, the Series B Purchasers have purchased shares of Series B Preferred Stock of the Company (the "Series B Preferred") (the Series A Preferred and Series B Preferred are hereinafter collectively referred to as the "Preferred Stock"). In connection with the Series A Agreement, the Series A Purchasers, the Founders and the Company entered into a Shareholder Rights Agreement dated July 12, 1994 (the "Prior Shareholder Agreement") setting forth their agreement and understandings with respect to certain rights and privileges accompanying the shares of the Series A Preferred, and to which Prior Shareholder Rights Agreement Dominion was subsequently added.

     B. The Series A Purchasers, the Founders, the Company and Dominion desire to amend and restate the Prior Shareholder Agreement to contain the rights contained herein.

     NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Purchasers and the Company agree as follows:

                                   Agreement
                                   ---------

     1.  Certain Definitions.  As used in this Agreement, the following terms
         -------------------
shall have the following respective meanings:

     "Commission" shall mean the Securities and Exchange Commission or any
      ----------
successor agency.

     "Demand Registrable Securities" shall mean (i) shares of the Company's
      -----------------------------
Common Stock issued or issuable upon the conversion of the Series A Preferred or Series B Preferred; (ii) any Common Stock of the Company or other securities issued or issuable in respect of shares of the Series A Preferred or Series B Preferred; (iii) shares of the Company's Common Stock or other securities issued or issuable upon any conversion of the Series A Preferred or Series B Preferred upon any stock split, stock dividend, recapitalization, or similar event; provided, however, that any shares described
                                    -----------------
in clauses (i)-(iii) above which have been resold to the public shall cease to be Registrable Securities upon such resale.

     "Holder" shall mean Dominion, each Purchaser, Founder and any transferee of
      ------
Registrable Securities who, pursuant to Section 15 below, is entitled to registration rights hereunder.

     "Restricted Securities" shall mean the securities of the Company required
      ---------------------
to bear the legend set forth in Section 3 hereof (or any similar legend).

     "Registrable Securities" shall mean (i) shares of the Company's Common
      ----------------------
Stock issued or issuable upon the conversion of the Series A Preferred or Series B Preferred; (ii) any Common Stock of the Company or other securities issued or issuable in respect of shares of the Series A Preferred or Series B Preferred;
(iii) an aggregate of 3,225,000 shares of Common Stock held by the Founders or issuable upon exercise of stock options held by them; and (iv) shares of the Company's Common Stock or other securities issued or issuable upon any conversion of the Series A Preferred or Series B Preferred or in respect of the shares described in clause (iii) upon any stock split, stock dividend, recapitalization, or similar event; provided, however, that any shares described
                                    --------  -------
in clauses (i)-(iv) above which have been resold to the public shall cease to be Registrable Securities upon such resale.

     The terms "register," "registered" and "registration" refer to a
                --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "Registration Expenses" shall mean all expenses incurred by the Company in
      ---------------------
complying with Sections 5, 6 and 9 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, reasonable fees and disbursements of one counsel to the Holders, and the expense of any special audits incident to or required by any such registration.

     "Securities Act" shall mean the Securities Act of 1933, as amended.
      --------------

     "Selling Expenses" shall mean all underwriting discounts, selling
      ----------------
commissions and stock transfer taxes applicable to the securities registered by the Holders.

     2.  Restrictions on Transferability.  The Restricted Securities shall not
         -------------------------------
be transferable except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Holder of Restricted Securities will cause any proposed transferee of the Restricted Securities held by such Holder to agree to take and hold such Restricted Securities subject to the provisions and upon the conditions specified in this Agreement.

     3.  Restrictive Legend.  Each certificate representing (i) the Series A
         ------------------
Preferred or Series B Preferred, (ii) shares of the Company's Common Stock issued upon conversion of the Series A Preferred or Series B Preferred, (iii) the Common Stock issued to the Founders and (iv) any other securities issued in respect of the Series A Preferred, Series B Preferred or Common Stock issued upon conversion of the

Series A Preferred, Series B Preferred and Common Stock issued to the Founders upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

     4.  Notice of Proposed Transfers.  The Holder of each certificate
         ----------------------------
representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4. Prior to any proposed transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall, if the Company so requests, be accompanied (except in transactions in compliance with Rule 144) by either (i) an unqualified written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "No Action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company; provided, however, that no opinion or No Action letter need be obtained
         --------  -------
with respect to a transfer to (A) a partner, active or retired, of a Holder of Restricted Securities, (B) the estate of any such partner, (C) an "affiliate" of a Holder of Restricted Securities as that term is defined in Rule 405 promulgated by the Commission under the Securities Act, or (D) the spouse, children, grandchildren or spouse of such children or grandchildren of any Holder or to trusts for the benefit of any Holder or such persons, if the transferee agrees to be subject to the terms hereof. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the Securities Act.

     5.  Requested Registration.
         ----------------------

     (a) Request for Registration.  If at any time after two years from the date
         ------------------------
of this Agreement, the Company shall receive from any Holder or group of Holders holding at least 50% of the Demand Registrable Securities a written request that the Company effect any registration, qualification or compliance with respect to at least 1,000,000 shares of Demand Registrable Securities, or such lesser number of shares of Demand Registrable Securities if the aggregate proceeds of such offering (after deduction for Selling Expenses) exceed $5,000,000, the Company will:

         (x) promptly give written notice of the proposed registration, qualification or compliance to all other Holders holding Demand Registrable Securities; and

         (y) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Demand Registrable Securities as are specified in such request, together with all or such portion of the Demand Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 15 days after receipt of such written notice from the Company;

     Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 5:

             (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

             (B) After the Company has effected two such registrations pursuant to this Section 5(a), such registrations have been declared or ordered effective and the securities offered pursuant to such registration have been sold; or

             (C) Within six months following the effective date of a registration statement previously filed by the Company.

     Subject to the foregoing clauses (A), (B) and (C), the Company shall file a registration statement covering the Demand Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of any Holder or Holders. If, however, the Company shall furnish to the Holder or Holders requesting a registration statement pursuant to this Section 5 a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the

Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Holder or Holders requesting such registration; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

     (b) Underwriting.  If the Holders intend to distribute the Demand
         ------------
Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 5(a) and the Company shall include such information in the written notice referred to in Section 5(a)(x). The right of any Holder to registration pursuant to Section 5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Demand Registrable Securities in the underwriting to the extent requested (unless otherwise mutually agreed by a majority in interest of the Holders) to the extent provided herein.

     The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Holders. Notwithstanding any other provision of this Section 5, if the managing underwriter advises the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then, subject to the provisions of Section 5(a), the Company shall so advise all Holders and the number of shares of Demand Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders requesting inclusion in the registration in proportion, as nearly as practicable, to the respective amounts of Demand Registrable Securities held by such Holders at the time of filing the registration statement, provided however, that the number of shares of Demand Registrable Securities held by Holders who initiated the registration under subsection (a) above to be included in such Underwriting shall not be reduced unless all other Demand Registrable Securities are first entirely excluded from the Underwriting. No Demand Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

     If any Holder of Demand Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the other Holders. The Demand Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that if by the withdrawal of such Demand Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Demand Registrable Securities in the registration the right to include additional Demand Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 5(b). If the registration does not become effective due to the withdrawal of Demand Registrable Securities, then either (1) the Holders requesting registration shall reimburse the Company for expenses incurred in complying with the request or (2) the aborted registration shall be treated as effected for purposes of
Section 5(a)(B).

     6.  Company Registration.
         --------------------

         (a) Notice of Registration.  If the Company shall determine to
             ----------------------
register any of its securities, either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than (i) a registration relating solely to employee benefit plans or (ii) a registration relating solely to a Commission Rule 145 transaction:

            (i)  promptly give to each Holder written notice thereof; and

            (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder or Holders, provided that the Company may limit, to the
                                   -------------
extent so advised by the underwriters, the amount of Registrable Securities to be included in the registration by the Holders, by (1) up to 100% of the Registrable Securities sought to be included in the case of the initial public offering of the Company and (2) up to 70% of the Registrable Securities sought to be included in the case of any subsequent public offering.

         (b) In all registered public offerings, whether underwritten or not, the amount of Registrable Securities of Holders which are included in such registration, in accordance with the limitations set forth in Section 6(a)(ii) above, shall be allocated to the Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which would be held by each of such Holders assuming conversion of all outstanding Series A Preferred and Series B Preferred as of the date of the notice given pursuant to this Section 6.

     7.  Expenses of Registration.  All Registration Expenses incurred in
         ------------------------
connection with any registration, qualification or compliance pursuant to
Section 5(a), Section 6 and Section 9 shall be borne by the Company. All Selling Expenses relating to securities registered by the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

     8.  Registration Procedures.  In the case of each registration,
         -----------------------
qualification or compliance effected by the Company pursuant to this Agreement the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

         (a) Keep such registration, qualification or compliance effective for a period of 120 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

         (b) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

         (c) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

          (d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

          (e) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, include an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (f) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which securities of the same class issued by the Company are then listed;

          (g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

          (h) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to Section 5 herein, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to Section 5 herein, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

     9.   Registration on Form S-3.  In addition to the rights set forth in
          -------------------------
Section 5, if the Holders holding a majority of the Demand Registrable Securities request that the Company file a registration statement on Form S-3 (or any successor thereto) for a public offering of shares of Demand Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed $2,000,000, and the Company is a registrant entitled to use Form S-3 to register securities for such an offering, the Company shall use its best efforts to cause such shares to be registered for the offering on such form (or any successor thereto). A Holder or group of Holders is entitled to an unlimited number of Form S-3 registrations; provided, however, that the Company shall be required to file no more than one (1) such registration statement during any 12-month period.

     10.  Termination of Registration Rights.  The registration rights granted
          ----------------------------------
pursuant to this Agreement shall terminate (i) as to all Holders on the fifth anniversary of the closing of the Company's initial public offering and (ii) as to any Holder, at such time after the Company's initial public offering as the Registrable Securities held by such Holder represents 1% or less of the outstanding Common Stock of the Company or such Holder is able to sell all Registrable Securities held by it pursuant to Rule 144(k) promulgated under the Securities Act.

     11.  Lockup Agreement.  In consideration for the Company agreeing to its
          ----------------
obligations under this Agreement each Holder of Registrable Securities and each transferee pursuant to Section 15 hereof agrees, in connection with the first registration of the Company's securities, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters may specify. Each Holder agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce the provisions of this Section 11.

     12.  Indemnification.
          ---------------

          (a) The Company will indemnify each Holder, each of its officers, directors and partners and such Holder's legal counsel and independent accountants, and each person controlling such Holder within the meaning of
Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners and such Holder's legal counsel and independent accountants, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, legal counsel, independent accountants, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the gross proceeds before expenses and commissions to each such Holder of Registrable Securities sold as contemplated herein.

          (c) Each party entitled to indemnification under this Section 12 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate under the California Rules of Professional Conduct as a result of conflicting interests between such Indemnified Party and any other party represented by such counsel in such proceeding; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent, but only to the extent, that the Indemnifying Party's ability to defend against such claim or litigation is impaired as a result of such failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     13.  Information by Holder.  The Holder or Holders of Registrable
          ----------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     14.  Rule 144 Reporting.  With a view to making available the benefits of
          ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

          (b) Use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements);

          (c) Furnish to Holders of Registrable Securities forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder of Registrable Securities may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

     15.  Transfer of Registration Rights.  The right to cause the Company to
          -------------------------------
register securities granted hereunder may be assigned to a transferee or assignee who acquires at least fifteen percent (15%) of the then outstanding shares of Series A Preferred or Series B Preferred (or Common Stock issued on conversion of Series A Preferred) (adjusted for stock splits, reverse stock splits or similar events after the date hereof) provided that the Company is given written notice of such assignment prior to such assignment. In addition, rights to cause the Company to register securities may be freely assigned (a) to any constituent partner or retired partner of a Holder (or Common Stock issued on conversion of Series A Preferred) (adjusted for stock splits, reverse stock splits or similar events after the date hereof), where such Holder is a partnership, (b) to any affiliate (as that term is defined in Rule 405 promulgated by the Commission under the Securities Act), (c) to any officer, director or principal shareholder thereof, where such Holder is a corporation or
(d) to the spouse, children, grandchildren or spouse of such children or grandchildren of any Holder or to trusts for the benefit of any Holder or such persons where the Holder is a natural person.

     16.  Subsequent Grant of Registration Rights.  The Company shall not grant
          ---------------------------------------
rights to have securities other than the Registrable Securities registered under the Securities Act that are superior to the registration rights granted herein without the consent of the holders of a majority of the shares of Series A Preferred and Series B Preferred (or Common Stock issued upon conversion thereof).

     17.  Company Covenants.  The Company hereby covenants and agrees as
          -----------------
follows:

          17.1  Annual Financial Information.  The Company will furnish to each
                ----------------------------
Purchaser for so long as such Purchaser is a holder of any shares of Series A Preferred or Series B Preferred purchased by such person pursuant to this Agreement (or Common Stock issued upon conversion of the Series A Preferred or Series B Preferred), as soon as practicable after the end of each fiscal year, and in any event within 90 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and consolidated statements of cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of national standing selected by the Company.

          17.2 Monthly Financial Information and Financial Plan. The Company
               ------------------------------------------------
will furnish the following reports to each Purchaser for so long as such Purchaser is a holder of at least 10% of the outstanding shares of Series A Preferred or Series B Preferred (or Common Stock issued upon conversion of Series A Preferred or Series B Preferred or a combination of such Series A Preferred, Series B Preferred and Common Stock) (adjusted for stock splits, reverse stock splits or similar events after the date hereof):

               (a) As soon as practicable after the end of each month, and in any event within 30 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such month, and cash flow statements and consolidated statements of income for each month and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied, all in reasonable detail and signed, subject to changes resulting from year-end audit adjustments, by the principal financial or accounting officer of the Company, together with a comparison of such statements to the Company's operating plan then in effect and approved by its Board of Directors.

               (b) As soon as available (but in any event within 10 days after the commencement of its fiscal year), a summary of the financial plan of the Company for each fiscal year, including (but not limited to) a cash flow projection and operating budget, calculated monthly, as contained in its operating plan approved by the Company's Board of Directors.

          17.3 Assignment of Rights to Financial Information.  The rights to
               ---------------------------------------------
receive information pursuant to Section 17.1 may be assigned or otherwise conveyed by any Purchaser or subsequent transferee to any transferee of shares of Series A Preferred or Series B Preferred (or Common Stock issued upon conversion thereof). The rights specified in Section 17.2 may be assigned or otherwise conveyed by a Purchaser or subsequent transferee only to a transferee who acquires at least 10% of the outstanding shares of Series A Preferred or Series B Preferred (or Common Stock issued upon conversion of Series A Preferred or Series B Preferred or a combination of such Series A Preferred,

Series B Preferred and Common Stock) (adjusted for stock splits, reverse stock splits or similar events after the date hereof).

          17.4 Proprietary Information Agreement.  The Company will require each
               ---------------------------------
person employed by the Company, whether at present or in the future, to execute a Proprietary Information Agreement in a form approved by the Company's Board of Directors as a condition of such employment.

          17.5 Confidentiality Agreement.  Each Purchaser and any successor or
               -------------------------
assign of such Purchaser, who receives from the Company or its agents, directly or indirectly, any information which the Company has not made generally available to the public, pursuant to the preparation and execution of this Agreement or disclosure in connection therewith or pursuant to the provisions of this Section 17, acknowledges and agrees that such information is confidential and for its use only in connection with evaluating its investment in the Company, and further agrees that it will not disseminate such information to any person other than its accountant, investment advisor or attorney and that such dissemination shall be only for purposes of evaluating its investment.

          17.6 Key Person Insurance.  The Company shall use its best efforts to
               --------------------
obtain term life insurance policies on the lives of Amos Wilnai and Alex Joffe in the amounts of $1,000,000 each with proceeds payable to the Company.

          17.7 Qualified Small Business Reporting.  The Company will use
               ----------------------------------
reasonable efforts to comply with the reporting and recordkeeping requirements of Section 1202 of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

          17.8 Termination of Covenants.  Notwithstanding anything to the
               ------------------------
contrary set forth herein, the covenants set forth in this Section 17 (except for those set forth in Sections 17.5 and 17.7 which shall survive) shall terminate and be of no further force or effect after the date upon which the first registration statement filed by the Company under the Securities Act in connection with an underwritten public offering of its securities first becomes effective.

     18. Rights of First Refusal.  The Company hereby grants to each Purchaser,
         -----------------------
each Founder and Dominion the right of first refusal to purchase, pro rata, all (or any part) of "New Securities" (as defined in this Section 18) that the Company may, from time to time propose to sell and issue. Such pro rata share, for purposes of this right of first refusal, is the ratio of (X) the number of shares of Common Stock then owned by such Purchaser, Founder or Dominion or issuable upon the conversion of the Series A Preferred or Series B Preferred then owned by such Purchaser, Founder or Dominion (including shares issuable upon exercise of options or warrants held by such Purchaser, Founder or Dominion), to (Y) the total number of shares of Common Stock then outstanding, after giving effect to the conversion of all outstanding convertible securities (including the Series A Preferred Stock and Series B Preferred) and the exercise of all outstanding options and Warrants. This right of first refusal shall be subject to the following provisions:

         (a) "New Securities" shall mean any Common Stock and Preferred Stock
              ----------------
of the Company whether or not authorized on the date hereof, and rights, options, or warrants to purchase

Common Stock or Preferred Stock and securities of any type whatsoever that are, or may become, convertible into Common Stock or Preferred Stock; provided, however, that "New Securities" does not include the following:

                  (i) shares of Common Stock, or options to purchase shares of Common Stock, issued or granted to officers, directors and employees of, or consultants to, the Company pursuant to a stock grant, employee restricted stock purchase agreement, option plan or purchase plan or other stock incentive program (collectively, the "Plans") or issuance unanimously approved by the Board of Directors;

                  (ii) shares of Common Stock issuable upon conversion of the Series A Preferred or Series B Preferred (including any Series B Preferred issued after the date hereof at Subsequent Closings under the Purchase Agreement);

                  (iii) securities of the Company offered to the public pursuant to a registration statement filed under the Securities Act;

                  (iv) securities of the Company issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization whereby the Company owns more than fifty percent (50%) of the voting power of such other corporation;

                  (v) securities of the Company issued in connection with equipment lease financing transactions or bank financing transactions the principal purpose of which is not to raise equity funding;

                  (vi) securities issued to corporate partners or in connection with other strategic alliances if the Board of Directors unanimously agrees that such transaction should be excluded from operation of this Section 18; and

                  (vii) shares of Common Stock or Preferred Stock issued in connection with any stock split, stock dividend, or recapitalization by the Company.

          (b) In the event that Company proposes to undertake an issuance of New Securities, it shall give each Purchaser, Dominion and the Founders written notice of its intention, describing the type of New Securities, the price, and the general terms upon which the Company proposes to issue the same. Each Purchaser, Dominion and each Founder shall have twenty (20) business days after receipt of such notice to agree to purchase its pro rata share of such New Securities at the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. If any Purchaser, Dominion or the Founder fails to agree to purchase its full pro rata share within such twenty (20) business day period, the Company will give the Purchasers, Dominion and the Founders who did so agree (the "Electing Holders") notice of the number of shares which were not subscribed for. Such notice may be by telephone if followed by written confirmation within two days. The Electing Holders shall have ten (10) business days from the date of such notice to agree to purchase pro rata all of the New Securities not purchased by such non-purchasing Purchasers, Founders and Dominion.

          (c) In the event that Purchasers Dominion, and the Founders fail to exercise in full the right of first refusal within the twenty (20) business plus ten (10) business day period specified above, the Company shall have one hundred twenty (120) days thereafter to sell (or enter into an agreement pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) the New Securities respecting which the rights of the Purchasers, Dominion and the Founders were not exercised at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event the Company has not sold the New Securities within such one hundred twenty (120) day period (or sold and issued New Securities in accordance with the foregoing within sixty
(60) days from the date of such agreement) the Company shall not thereafter issue or sell any New Securities, without first offering such New Securities to the Purchasers, Dominion and the Founders in the manner provided above.

          (d) The right of first refusal granted under this Section 18 shall expire upon the earlier of (i) five years from the date hereof, or (ii) the first sale of Common Stock to the public that is effected pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act.

          (e) This right of first refusal is nonassignable except to any transferee to whom registration rights may be transferred pursuant to Section 15 of this Agreement.

     19.  Governing Law.  This Agreement and the legal relations between the
          -------------
parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of California. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of California with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations between the parties arising under this Agreement.

     20.  Entire Agreement.  This Agreement constitutes the full and entire
          ----------------
understanding and agreement between the parties regarding rights to registration. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     21.  Notices, etc.  All notices and other communications required or
          -------------
permitted hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person or by courier service or five days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to a Purchaser, to such Purchaser's address set forth on Exhibit A to the Purchase Agreement, or at such other address as such Purchaser shall have furnished to the Company in writing, (b) if to any other holder of any Registrable Securities, to such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such securities who has so furnished an address to the Company, (c) if to the Company, to its address set forth on the signature page of this Agreement to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Holders, or (d) if to a Founder, to the address set forth on the signature page of this Agreement, or at such other address as a Founder shall have furnished to the Holders.

     22.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     23.  Amendment.  Any provision of this Agreement may be amended, waived or
          ---------
modified upon the written consent of the (i) Company and (ii) holders of a majority of the sum of (A) the shares of Series A Preferred and Series B Preferred (or Common Stock issued upon conversion thereof) and (B) the outstanding shares of Common Stock held by the Founders (excluding for all purposes in such computation any Common Stock resold to the public), provided
                                                                     --------
that any such amendment, waiver or modification applies by its terms to each holder. Any Purchaser or Founder may waive any of his or her rights or the Company's obligations hereunder without obtaining the consent of any other person.

     24.  Waiver of Prior Shareholder Agreement.  The Prior Shareholder
          -------------------------------------
Agreement is hereby terminated and the Series A Purchasers, Founders and Dominion irrevocably waive all of their rights under the Prior Shareholder Agreement (including, but not limited to, the Rights of First Refusal contained in Section 18 thereof) in exchange for the rights contained herein.

     25.  Severability.  In the event that any provision of this Agreement
          ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided, that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Shareholder Rights Agreement as of the date set forth above.

"COMPANY"

MMC NETWORKS, INC.
2855 Kifer Road
Santa Clara, CA  95051

    /s/ P.K. DUBEY
By: ____________________________
     P.K. Dubey
     President

/s/ AMOS WILNAI
________________________________
Amos Wilnai

2855 Kifer Road
Santa Clara, CA  95051

/s/ ALEX JOFFE
________________________________
Alex Joffe

2855 Kifer Road
Santa Clara, CA  95051


DOMINION FUND III
44 Montgomery Street
Suite 4200
San Francisco, CA 94104

By: Dominion Partners III

    /s/ [Signature]
By: ____________________________

Title: General Partner
       _________________________

"PURCHASERS"

KLEINER PERKINS CAUFIELD & BYERS VII

By: KPCB VII Associates, its General Partner

By: /s/ [signature]
------------------------------

Title: General Partner
       -----------------------

KPCB VII FOUNDERS FUND

By: KPCB VII Associates, its General Partner

By: /s/ [signature]
------------------------------

Title: General Partner
       -----------------------

KPCB INFORMATION SCIENCES ZAIBATSU FUNDS II

By: KPCB VII Associates, its General Partner

By: /s/ [signature]
------------------------------

Title: General Partner
       -----------------------

JAPAN ASSOCIATED FINANCE CO., LTD.

By: /s/ MASAKI YOSHIDA
------------------------------
Name:  Masaki Yoshida

Title:  President

JAFCO G-5 INVESTMENT ENTERPRISE PARTNERSHIP

By: /s/ MASAKI YOSHIDA
------------------------------
Name:  Masaki Yoshida

Title:  President
        Japan Associated Finance Co., Ltd.
        Its Executive Partner


U.S. INFORMATION TECHNOLOGY INVESTMENT ENTERPRISE PARTNERSHIP

By: /s/ MASAKI YOSHIDA
------------------------------
Name:  Masaki Yoshida

Title:  President
        Japan Associated Finance Co., Ltd.
        Its Executive Partner


INSTITUTIONAL VENTURE PARTNERS VI, L.P.

By Its General Partner Institutional Venture Management VI

By: /s/ GEOFFREY Y. YANG
---------------------------------
Geoffrey Y. Yang, General Partner


INSTITUTIONAL VENTURE MANAGEMENT VI, L.P.

By: /s/ GEOFFREY Y. YANG
---------------------------------
Geoffrey Y. Yang, General Partner


IVP FOUNDERS FUND I, L.P.

By Its General Partner Institutional Venture Management VI

By: /s/ GEOFFREY Y. YANG
---------------------------------
Geoffrey Y. Yang, General Partner

U.S. VENTURE PARTNERS IV, L.P.
By Presidio Management Group IV, L.P.,
Its General Partner

By: /s/ MICHAEL P. MAHER
---------------------------------
      Michael P. Maher
      Attorney-in-Fact


USVP ENTREPRENEUR PARTNERS II, L.P.
A Delaware Limited Partnership
By Presidio Management Group IV, L.P.
Its General Partner

By: /s/ MICHAEL P. MAHER
---------------------------------
      Michael P. Maher
      Attorney-in-Fact


SECOND VENTURES II, L.P.
By Presidio Management Group IV, L.P.
Its General Partner

By: /s/ MICHAEL P. MAHER
---------------------------------
      Michael P. Maher
      Attorney-in-Fact


STANFORD UNIVERSITY

By: /s/ CAROL GILMER
----------------------------------
      Carol Gilmer

Title: Assistant Secretary, The Board of
       Trustees of the Leland Stanford
       Junior University


WS INVESTMENT COMPANY 95B

By: /s/ ROBERT T. CLARKSON
----------------------------------
      Robert T. Clarkson

Title: Partner


/s/ ROBERT T. CLARKSON
----------------------------------
Robert T. Clarkson

/s/ LARRY W. SONSINI
----------------------------------
Larry W. Sonsini


/s/ JOHN MARREN
----------------------------------
John Marren


/s/ G. ARJAVALINGAM
----------------------------------
G. Arjavalingam


/s/ TIMOTHY M. HALEY
----------------------------------
Timothy M. Haley


/s/ NEAL DOUGLAS
----------------------------------
Neal Douglas